UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

Forza X1, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 S. US-1

Ft. Pierce, Florida 34982

(Address of principal executive offices)

(772) 429-2525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FRZA	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on October 4, 2023, Forza X1, Inc. (the “Company”) received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the preceding 30 consecutive business days (August 22, 2023 through October 3, 2023), the Company’s common stock did not maintain a minimum closing bid price of $1.00 (“Minimum Bid Price Requirement”) per share as required by Nasdaq Listing Rule 5550(a)(2). The Company was provided 180 calendar days, or until April 1, 2024, to regain compliance. Subsequently, on April 2, 2024, the Company was provided an additional 180 calendar day compliance period, or until September 30, 2024, to regain compliance.

On October 1, 2024, the Company received written notice from the Listing Qualifications Department of Nasdaq notifying the Company that it had not regained compliance with Listing Rule 5550(a)(2) and, therefore, the Company’s common stock will be delisted from Nasdaq. Accordingly, unless the Company requests an appeal of Nasdaq’s determination by October 8, 2024, trading of the Company’s common stock will be suspended at the opening of business on October 10, 2024 and the Company’s common stock will be removed from listing and registration on Nasdaq.

The Company does not intend to appeal Nasdaq’s delisting determination. In connection with the Nasdaq delisting notice, Nasdaq will complete the delisting by the filing of a Form 25-NSE with the Securities and Exchange Commission, which will remove the Company’s common stock from listing and registration on Nasdaq. In connection with the suspension of trading on Nasdaq, the Company expects that its common stock will trade under its current trading symbol “FRZA” on the OTC Markets system effective with the open of the markets on the day that Nasdaq notifies the Financial Industry Regulatory Authority of the delisting, such that the Company does not expect any loss of ability to trade its common stock.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2024	FORZA X1, INC. (Registrant)

	By:	/s/ Joseph Visconti
	Name:	Jospeh Visconti
	Title:	Interim Chief Executive Officer